Exhibit 99.1

NEWS RELEASE

PQ Group Holdings Announces Date and Details for Corporate Name Change to Ecovyst Inc. and Second Quarter 2021 Earnings Conference Call

MALVERN, PA, July 22, 2021 – PQ Group Holdings Inc. (NYSE:PQG), a leading integrated and innovative global provider of specialty catalysts and services, announced today that it will hold the second quarter 2021 earnings call to review financial results during a conference call and audio-only webcast on Thursday, August 5, 2021 at 11:00 a.m. Eastern Time. Investors may listen to the conference call live via telephone by dialing 1 (800) 459-5346 (domestic) or 1 (203) 518-9544 (international) and use the participant code EcovystQ221. An audio-only live webcast of the conference call and presentation materials can be accessed at https://investor.ecovyst.com. A replay of the conference call/webcast will be made available at https://investor.ecovyst.com/events-presentations.

As early as August 2, 2021, the Company intends to change its corporate name to Ecovyst Inc. following the targeted closing of the Performance Chemicals business sale. Ecovyst Inc. will comprise two businesses, Ecoservices and Catalyst Technologies, formerly Refining Services and Catalysts, respectively. Ecovyst common shares will continue trading on the New York Stock Exchange under the new ticker symbol, ECVT, with a new CUSIP number of 27923Q 109, which is expected to occur on or about August 3, 2021.

Investor Contact:

Nahla A. Azmy

(610) 651-4561

Nahla.Azmy@pqcorp.com

About PQ Group Holdings Inc.

PQ Group Holdings Inc. and subsidiaries is a leading integrated and innovative global provider of specialty catalysts and services. We support customers globally through our strategically located network of manufacturing facilities. We believe that our products, which are predominantly inorganic, and services contribute to improving the sustainability of the environment.

We have two uniquely positioned specialty businesses: Refining Services provides sulfuric acid recycling to the North American refining industry and Catalysts serves the packaging and engineering plastics and the global refining, petrochemical and emissions control industries. For more information, see our website at https://www.pqcorp.com.

Note on Forward-Looking Statements

Some of the information contained in this press release constitutes “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “projects” and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Examples of forward-looking statements include, but are not limited to, statements regarding the closing of the Performance Chemicals sale and the prospects, growth and strategies of our businesses following completion of the sale of our Performance Chemicals business. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to close on the sale of the Performance Chemicals business segment on our anticipated timeline, or at all, regional, national or global political, economic, business, competitive, market and regulatory conditions, including the ongoing COVID-19 pandemic, tariffs and trade disputes, currency exchange rates and other factors, including those described in the sections titled “Risk Factors” and “Management Discussion & Analysis of Financial Condition and Results of Operations” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this release. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.